                                                                   EXHIBIT 10.12

                              AMENDED AND RESTATED
                     HEALTH CARE AND RETIREMENT CORPORATION
                        SENIOR EXECUTIVE RETIREMENT PLAN






                            EFFECTIVE OCTOBER 1, 1992

                         RESTATED AS OF JANUARY 1, 1998

                              AMENDED AND RESTATED
                     HEALTH CARE AND RETIREMENT CORPORATION
                        SENIOR EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 1998

                                      INDEX
                                      -----

                                                                         Page
                                                                         ----

ARTICLE I  -  Name, Effective Date and Purpose of Plan
         1.01  -  Name                                                     1
         1.02  -  Effective Date                                           1
         1.03  -  Purpose                                                  1
         1.04  -  No Duplication of Benefits                               1

ARTICLE II  -  Eligible Participants
         2.01  -  Eligible Participants                                    2
         2.02  -  Executive Officers                                       2

ARTICLE III  -  Credited Earnings
         3.01  -  Elements of Compensation                                 2
         3.02  -  Basis for Determination                                  3
         3.03  -  Effect of Disability                                     3

ARTICLE IV  -  Credited Service
         4.01  -  Determination of Credited Service                        4
         4.02  -  General Provisions as to Credited Service                4
         4.03  -  Disabled Participants                                    4

ARTICLE V  -  No Funding of Plan Benefits                                  5

ARTICLE VI  - Normal Retirement Date                                       5

ARTICLE VII  -  Retirement Benefits
         7.01  -  Amount of Benefit                                        5
         7.02  -  Gross Retirement Benefit                                 6
         7.03  -  Average Annual Earnings                                  6
         7.04  -  Pay Period                                               6
         7.05  -  Social Security Taxable Wage Base                        7
         7.06  -  Protection of Benefit                                    7
         7.07  -  Present Value of Designated Plans                        7

ARTICLE VIII  -  Payment of Retirement Benefits
         8.01  -  Normal or Postponed Retirement                           8
         8.02  -  Early Retirement-- Hired Before January 1, 1992
          (a)  -  General Rules and Reduction Factors                      8

          (b)  -  Early Retirement                                         8
                  1)  - Age 60, Less Than Age 65                           8
                  2)  - Age 55, Less Than Age 60                           9
         8.03  -  Early Retirement-- Hired After December 31, 1991
          (a)  -  General Rules and Reduction Factors                      9
          (b)  -  Early Retirement                                         9
         8.04  -   Option to Postpone Commencement of Benefits            10
         8.05  -   Commencement of Retirement Benefits and
                           Modes of Payment                               10
         8.06  -   Commencement of Vested Benefits and Modes
                            of Payment                                    10
         8.07  -   Death Benefits                                         11
         8.08  -   Designation and Change of Beneficiary                  12
         8.09  -   Death or Failure to Designate Beneficiary              12

ARTICLE IX - Suspension of Retirement Benefits                            13

ARTICLE X -  Administration of the Plan
         10.01  -  General 13
         10.02  -  Duties of the Vice President of Human Resources        14
         10.03  -  Authority of the Vice President of Human Resources     14

ARTICLE XI - Amendment, Modification or Termination of Plan
         11.01  -  Amendment or Modification of Plan                      15
         11.02  -  Termination of the Plan                                15

ARTICLE XII  -  Merger, Consolidation, etc. of the Plan                   16

ARTICLE XIII -  Miscellaneous Provisions
         13.01  -  Inalienability                                         16
         13.02  -  Facility of Payment                                    16
         13.03  -  Liability Limited                                      17
         13.04  -  Performance of Acts                                    17
         13.05  -  Claims Procedure                                       17
         13.06  -  Definitions                                            18

Adoption Page                                                             19

                              AMENDED AND RESTATED
                              --------------------
                     HEALTH CARE AND RETIREMENT CORPORATION
                     --------------------------------------
                        SENIOR EXECUTIVE RETIREMENT PLAN
                        --------------------------------

                           (Effective January 1, 1998)

                                    ARTICLE I
                                    ---------

                    Name, Effective Date and Purpose of Plan
                    ----------------------------------------

         1.01 - Name.
         -----------
         The name of this plan is the "Amended and Restated Health Care and Retirement Corporation Senior Executive Retirement Plan", also known as the "HCR Senior Executive Retirement Plan", hereinafter called the "Plan".

         1.02 - Effective Date.
         ---------------------
         The Effective Date of the Plan, as amended and restated, is January 1, 1998.

         1.03 - Purpose.
         --------------
         The purpose of the Plan is to provide retirement and related benefits to certain senior executive officers of Health Care and Retirement Corporation of America ("Company"). The Plan is and is intended to be an unfunded deferred compensation plan for a select group of management or highly compensated employees, commonly known as a "top hat" plan.

         1.04 - No Duplication of Benefits.
         ---------------------------------
         This Plan is only intended to provide retirement and related benefits over and above those provided, if any, under the Health Care and Retirement Corporation Pension Plan (the "HCR Pension Plan"), a defined benefit plan, and/or the Health Care and Retirement Corporation Key Employee Insurance Program (the "HCR Key Employee Insurance Program", a welfare benefit plan, (hereinafter collectively referred to as "Designated Plans").

                                   ARTICLE II
                                   ----------

                              Eligible Participants
                              ---------------------

         2.01 - Eligible Participants.
         ----------------------------
         Each Executive Officer of the Company who is in the full-time employ of the Company shall be a Participant in the Plan.

         2.02 - Executive Officers.
         -------------------------
         The term "Executive Officer" shall mean an officer of the Company who is chosen by the Board of Directors of the Company to hold an executive position of the Company as its Chairman, Chief Executive Officer, President or one of its Vice Presidents.

                                   ARTICLE III
                                   -----------

                                Credited Earnings
                                -----------------

         3.01 - Elements of Compensation.
         -------------------------------
         With respect to earnings received during each calendar year or portion thereof, the term "Credited Earnings" shall mean:

(a)      annual base salary,

(b) any annual bonus earned (accrued) by a Participant under an annual bonus plan of the Company,

(c) any amount earned (accrued) under the Health Care and Retirement Corporation Performance Award Plan (the "HCR Performance Award Plan"), and

(d) any payments made to a Participant for a period of illness or disability prior to such Participant's retirement pursuant to the Health Care and Retirement Corporation Salary Continuation Plan (the "HCR Sick Leave

         Plan"), the Health Care and Retirement Corporation Group Short-Term Disability Plan (the "HCR STD Plan") or the Health Care and Retirement Corporation Group Long-Term Disability Plan (the "HCR LTD Plan");

provided, however, that any bonus paid in a subsequent calendar year shall be treated as Credited Earnings in the year for which such bonus was earned (accrued) and any performance award paid in a subsequent year shall be treated as Credited Earnings for the year prior to the year of payment. For all purposes of the Plan, annual base salary, bonus payments, performance awards and sick leave and disability payments shall include any salary deferral contributions made pursuant to the Participant's elections under the Health Care and Retirement Corporation Stock Purchase and Retirement Savings Plan (the "HCR SPARS"), the Health Care and Retirement Corporation Pre-Tax Reimbursement Account Plan (the "HCR Pre-Tax Reimbursement Plan"), the Health Care and Retirement Corporation Senior Management Savings Plan (the "HCR SMSP"), or pursuant to any other Company-sponsored qualified or non-qualified plan.

         3.02 - Basis for Determination.
         ------------------------------
         Credited Earnings shall be determined annually on a calendar-year basis.

         3.03 - Effect of Disability.
         ---------------------------
         Except as otherwise provided in Section 3.01 hereof (Elements of Compensation), no reduction shall be made in a Participant's Credited Earnings during a period of disability on account of any decrease in the Participant's Credited Earnings if at the date of disability such Participant shall have one or more full years of Credited Service and if such decrease is because of such Participant's total disability evidenced by the continuing award of benefits for disability under the HCR Sick Leave Plan and, after the expiration of benefits under the HCR Sick Leave Plan, by the continuing award of benefits under the HCR LTD Plan.

                                   ARTICLE IV
                                   ----------

                                Credited Service
                                ----------------

         4.01 - Determination of Credited Service.
         ----------------------------------------
         Each Executive Officer of the Company shall receive credit under this Plan for periods of employment:

         (a)      with the Company; and

         (b) if hired before January 1, 1992, with Owens-Illinois, Inc., except to the extent such Participant is entitled to, or has received a retirement or other vested benefit for such periods of service under the Owens-Illinois Salary Retirement Plan.

All such periods of credited employment or service shall be referred to herein as "Credited Service."

         4.02 - General Provisions as to Credited Service.
         ------------------------------------------------
         The "General Provisions as to Credited Service" provided in Section
4.03 (General Provisions as to Credited Service) of the HCR Pension Plan shall be incorporated, where applicable, herein.

         4.03 - Disabled Participants.
         ----------------------------

         Each Participant shall continue to be a Participant in this Plan for periods during which the Participant is totally disabled if at the date of such disability such Participant shall be covered under the HCR LTD Plan if and so long as such disability shall be evidenced by the continuing award of benefits for disability under the HCR Sick Leave Plan, the HCR STD Plan and the HCR LTD Plan. A Participant who, upon recovery from disability, resumes full-time employment with the Company within such period of time as may be fixed from time to time by the Vice President, Director of Human Resources and Labor Relations of the Company (hereinafter referred to as the "Vice President of Human Resources" or the "Vice President") shall not be deemed to have terminated employment or interrupted a Period of Service; provided, however, that if a disabled Participant shall request and become entitled to receive the early retirement benefit provided by Section 8.02 hereof (Early Retirement), that Participant shall be deemed to have terminated employment as of the last day of the month in which the request for early retirement is approved.

                                    ARTICLE V
                                    ---------

                           No Funding of Plan Benefits
                           ---------------------------

         The benefits provided under this Plan shall be completely unfunded. If the Company acquires or has acquired any asset for the purpose of fulfilling its obligations hereunder, any such asset shall remain an asset of the Company and not an asset of this Plan. Each Participant shall have only the rights of an unsecured general creditor of the Company with respect to any benefits payable under this Plan.

                                   ARTICLE VI
                                   ----------

                             Normal Retirement Date
                             ----------------------

         The normal retirement date for a Participant shall be the last day of the month in which such Participant attains age 65.

                                   ARTICLE VII
                                   -----------

                               Retirement Benefits
                               -------------------

         7.01 - Amount of Benefit.
         ------------------------
         A Participant who retires or whose employment terminates with vested rights shall receive an annual retirement benefit, payable as a straight single life annuity, the present value of which shall be (at commencement of the normal retirement benefit) equal to the excess of (i) the present value of the "Gross Retirement Benefit", as defined below, (assuming such benefit is payable as a straight single life annuity) over

(ii) the present value of benefits provided to the Participant under the Designated Plans (measured in accordance with Section 7.07 hereof (Present Value of Designated Plans)).

         7.02 - Gross Retirement Benefit.
         -------------------------------
         As used in this Article VII, the term "Gross Retirement Benefit" shall mean an annual benefit to be paid monthly based on the sum of the following amounts:

(a) 1.212% of such Participant's Average Annual Earnings multiplied by the Participant's number of years of Credited Service, plus

(b) 0.176% of such Participant's Average Annual Earnings in excess of the Social Security Taxable Wage Base as defined in Section 7.05 hereof (Social Security Taxable Wage Base) multiplied by the Participant's number of years of Credited Service, plus

(c) If such Participant shall have more than 35 years of Credited Service, there shall be added to the aforesaid amounts 0.50% of Average Annual Earnings for each year of Credited Service in excess of 35.

         7.03 - Average Annual Earnings.
         ------------------------------
         As used in this Article VII, the term "Average Annual Earnings" shall mean the average of the Credited Earnings of a Participant for the applicable Pay Period during which the aggregate of the Participant's Credited Earnings was the highest.

         7.04 - Pay Period.
         -----------------
         As used in this Article VII, the term "Pay Period" shall mean, with respect to a Participant who shall retire or terminate employment with vested rights, a period of three consecutive calendar years constituting Credited Service hereunder.

         7.05 - Social Security Taxable Wage Base.
         ----------------------------------------
         As used in this Article VII, the term "Social Security Taxable Wage Base" shall mean the maximum amount of annual wages subject to the tax imposed under the Federal Insurance Contributions Act ("FICA"), as amended, in effect:

(a) on the date of such Participant's retirement or other termination of employment, with respect to a Participant who retires under such circumstances as to be eligible for the normal or early retirement benefit under the Plan, or who otherwise terminates employment with vested rights under the Plan; or

(b) on the date of such Participant's entitlement to benefits under the HCR LTD Plan, with respect to a participant receiving, at date of retirement, benefits under such HCR LTD Plan and who retires upon attainment of age 65.

         7.06 - Protection of Benefit.
         ----------------------------
         No future amendment shall reduce the benefit a Participant has earned under this Plan up to the day immediately preceding the date of such amendment with respect to the Participant's Credited Service and Average Annual Earnings as of such date.

         7.07 - Present Value of Designated Plans.

         The present value of the HCR Pension Plan shall be the actuarially determined lump sum value of any benefit payable to the Participant or the Participant's designated beneficiary pursuant to such plan, measured as of the appropriate date. The present value of the HCR Key Employee Insurance Program shall be deemed to be equal to the Participant's cash surrender value (if any), measured as of the appropriate date, of any life insurance policy subject to the terms of such plan.

                                  ARTICLE VIII
                                  ------------

                               Payment of Benefits
                               -------------------

         8.01 - Normal or Postponed Retirement.
         -------------------------------------
         A Participant who retires on or after the normal retirement date shall be paid a normal retirement benefit in the amount and form described in Article VII hereof (Retirement Benefits), based on the Participant's Credited Service accrued as of the normal retirement date and reduced (in the manner described in Article VII hereof (Retirement Benefits)) for amounts, if any, provided through Designated Plans. Such normal retirement benefit shall commence in the month described in Section 8.05 hereof (Commencement of Retirement Benefits and Optional Modes of Payment). Any other provision of this Plan to the contrary notwithstanding, a Participant shall become fully vested in the Participant's normal retirement benefit hereunder upon attaining age 65 while employed by the Company.

         8.02 - Early Retirement-- Hired Before January 1, 1992.
         ------------------------------------------------------
         (a)      General Rules and Reduction Factors.
                  -----------------------------------
                  A Participant whose employment commencement date with the Company is before January 1, 1992 and who has completed at least ten full years of Credited Service, may retire on any date within ten years prior to the Participant's normal retirement date. Such early retirement benefit shall commence in the month described in Section 8.05 hereof (Commencement of Retirement Benefits and Optional Modes of Payment) unless postponed pursuant to Section 8.04 hereof (Option to Postpone Commencement of Early Retirement Benefits).

         (b)      Early Retirement.
                  ----------------
                           1)       Age 60, Less Than Age 65.
                                    ------------------------

                           A Participant who retires after attainment of the age
                  of 60 but prior to the Participant's normal retirement date shall be paid an unreduced early retirement benefit, in the form and amount provided in Article

                  VII hereof (Retirement Benefits), based on the Participant's Credited Service accrued as of the date of early retirement and reduced (in the manner described in Article VII) for amounts, if any, provided through Designated Plans.

         2)       Age 55, Less Than Age 60.
                  ------------------------

                           If at the date of such early retirement the
                  Participant shall not have attained the age of 60 years, the benefit specified in subsection 1) above shall be reduced by 5/12 of 1% for each month by which the first day of the month for which the initial retirement payment is made is in advance of the first day of the month following the attainment of age 60; provided, however, that this subsection 2) shall not apply to a Participant who retires after attainment of the age of 55, if at such early retirement date such Participant shall have completed at least 30 years of Credited Service.

8.03 - Early Retirement-- Hired After December 31, 1991.
-------------------------------------------------------
(a)      General Rules and Reduction Factors.
         -----------------------------------
         A Participant whose employment commencement date with the Company is after December 31, 1991 and who has completed at least ten full years of Credited Service, may retire on any date within five years prior to the Participant's normal retirement date. Such early retirement benefit shall commence in the month described in Section 8.05 hereof (Commencement of Retirement Benefits and Optional Modes of Payment) unless postponed pursuant to
Section 8.04 hereof (Option to Postpone Commencement of Early Retirement Benefits).

(b)      Early Retirement.
         -----------------
         A Participant who retires after attainment of the age of 60 but prior to the Participant's normal retirement date shall be paid an annual early retirement benefit, in the form and amount provided in Article VII hereof (Retirement Benefits), based on the Participant's Credited Service accrued as of the date of early retirement and reduced (in the manner described in Article
VII) for amounts, if any, provided through Designated Plans. The early retirement benefit shall be reduced by 5/12 of 1% for each month by which the first day of the month for which the initial retirement payment is made is in advance of the first day of the month following the attainment of age 65

         8.04 - Option to Postpone Commencement of Early Retirement Benefits.
         -------------------------------------------------------------------
         Any Participant eligible for such early retirement benefits who retires prior to the normal retirement date may, by giving written notice to the Vice President, Director of Human Resources at least one year prior to such actual early retirement, elect to postpone the commencement of payment of early retirement benefits to any month that is not later than the month following attainment of age 65.

         8.05 - Commencement of Retirement Benefits and Optional Modes of
         ----------------------------------------------------------------
                Payment.
         ---------------
         Early and normal retirement benefits shall be paid in the normal form specified, commencing with the month following that in which the Participant's early, normal or postponed retirement occurs (unless Section 8.02 (c) hereof (Option to Postpone Commencement of Early Retirement Benefits) is exercised) and ceasing with the payment made in and for the month in which the Participant dies. A Participant may, however, request in writing to the Vice President of Human Resources to receive his or her retirement benefits hereunder in the form of an actuarially equivalent lump sum payment, (using the actuarial assumptions for lump sum conversions that are then in effect under the HCR Pension Plan at the time of such election) payable at the time the Participant's retirement benefits would otherwise commence; provided further, however, that no such election shall be effective unless it is both:

(a)      given by the Participant and

(b) approved by the Vice President at least one year prior to the benefit commencement date.

         8.06 - Commencement of Vested Benefits and Optional Modes of Payment.
         --------------------------------------------------------------------
         In the event of the termination of employment of a Participant, other than:
         (a) by reason of death or

         (b) a retirement qualifying under Section 8.01 hereof (Normal or Postpone Retirement) or Section 8.02 hereof (Early Retirement),

after such Participant accrues at least five full years of Credited Service, such Participant shall be eligible for a vested benefit in an amount equal to the Participant's accrued benefit immediately before the date of such termination of employment, reduced (in the manner described in Article VII hereof (Retirement Benefits)) for amounts, if any, provided through Designated Plans.

         Vested benefits shall be paid in the normal form specified, commencing at the same time the Participant commences his or her vested benefit under the HCR Pension Plan, if applicable, or if not applicable any time after attaining age 55, but on or before attaining age 65, subject to the same actuarial equivalent reduction factors as set forth in the HCR Pension Plan for commencement prior to attaining age 65. Such payment shall cease with the payment made in and for the month in which the Participant dies. A Participant, however, may request in writing to the Vice President of Human Resources to receive his or her vested benefits hereunder in the form of an actuarially equivalent lump sum payment, (using the actuarial assumptions for lump sum conversions that are then in effect under the HCR Pension Plan at the time of such election) payable at the time the Participant's vested benefits would otherwise commence; provided further, however, that no such election shall be effective unless it is both:

         (a)      given by the Participant and

         (b) approved by the Vice President at least one year prior to the benefit commencement date.

         8.07 - Death Benefits.
-------------------------------
         In the event a retired Participant who is eligible for retirement benefits under Section 8.01 hereof (Normal or Postpone Retirement), Section 8.02 hereof (Early Retirement -- Hired Before January 1, 1992) or Section 8.03 hereof (Early Retirement -- Hired After December 31, 1991) dies before commencement of such retirement benefits, a death benefit shall be paid to the Participant's designated beneficiary. If there is no living designated beneficiary, the death benefit shall be paid to the Participant's estate. The death benefit shall be paid in a single payment in the month following the month in which the Participant dies. The death benefit shall be the present value of the early or normal retirement benefit (reduced for benefits provided by Designated Plans) the Participant would have received in accordance with Section 8.01 hereof (Normal or Postpone Retirement), Section 8.02 hereof (Early Retirement -- Hired Before January 1,
1992), or Section 8.03 hereof (Early Retirement -- Hired After December 31,
1991), had the Participant received a single sum distribution on the day the Participant died.

         8.08 - Designation and Change of Beneficiary.
-----------------------------------------------------
         Each Participant shall, upon such form as the Vice President of Human Resources may provide for that purpose, designate the Participant's beneficiary or beneficiaries, and the person or persons so designated or, where applicable, the person or persons designated by the Vice President pursuant to Section 8.09 hereof (Death of or Failure to Designate Beneficiary), shall receive, any payment which may be or become payable hereunder by reason of the death of such Participant as a death benefit under this Plan as constituted as of the date of such death. The designation of a Participant's spouse as beneficiary under this
Section 8.08 shall be automatically revoked, and such spouse shall not be entitled to receive any death benefit to which the Participant might otherwise be entitled under this Section, if such Participant and such spouse are divorced after the date of such designation, unless thereafter the Participant shall redesignate such former spouse as the Participant's beneficiary.

         8.09 - Death of or Failure to Designate Beneficiary
------------------------------------------------------------
         If any death benefit shall be payable to a beneficiary not then living and no contingent beneficiary shall then survive, or if any death benefit shall be payable on behalf of a deceased Participant who shall have failed to designate a beneficiary, the death benefit shall be paid to the Participant's estate.

                                   ARTICLE IX
                                   ----------

                        Suspension of Retirement Benefits
                        ---------------------------------

Retirement or vested benefits shall be suspended during any period in which a retired Participant or a Participant terminated with vested rights is in the full-time employ of the Company, in accordance with regulations of uniform application adopted by the Vice President of Human Resources, for all or part of any period for which additional service credits are provided for the purpose of determining the amount of the Participant's retirement benefits pursuant to
Article VII hereof (Retirement Benefits).

                                    ARTICLE X
                                    ---------

                           Administration of the Plan
                           --------------------------

         10.01 - General.
         ---------------
         All rights, powers, duties, authority, and responsibility in connection with the administration of this Plan, which are herein or otherwise reserved to or conferred upon the Company have been delegated by the Board of Directors of the Company to, and shall be exercised, performed or discharged on behalf of the Company by, the Chief Executive Officer of the Company or by such other officer or officers of the Company, as the Chief Executive Officer's delegate, pursuant to the procedures hereinafter provided. Whenever reference is made in this Plan to an appropriate officer or officers of the Company, such reference shall be to the Chief Executive Officer of the Company or such other officer or officers of the Company, to whom said Chief Executive Officer or, to the extent authorized by said Chief Executive Officer, another officer or officers of the Company may at the time concerned have delegated any one or more of such rights, powers, duties, authority, or responsibility hereunder. Each such delegation and any modification or revocation thereof shall be recorded in writing and kept on file with the Secretary of the Company. Any act performed in the exercise of delegated authority under this Plan shall be deemed the act of the Company or, as the case may be, of such other Employer. The right to revoke or modify any delegation under this

Plan is reserved to the Board of Directors of the Company. Said Chief Executive Officer of the Company and each appropriate officer to whom authority is delegated hereunder shall be a named fiduciary with respect to this Plan. If at any time there is no person duly designated as Chief Executive Officer of the Company, any person who is President of the Company shall have the full authority conferred upon such Chief Executive Officer hereunder for all purposes hereof. The rights, powers, duties, authority, and responsibility of the Vice President of Human Resources of the Company expressly conferred in this Plan may be exercised, performed and discharged without the necessity of any delegation hereunder but are subject to modification or revocation in accordance with the procedures herein provided.

         10.02 - Duties of the Vice President of Human Resources.
         -------------------------------------------------------
         The Vice President of Human Resources shall administer the Plan and shall determine what and when Participants and their Beneficiaries are entitled to receive benefits hereunder and the amount of such benefits. The Vice President shall keep complete records of all pertinent data and facts, and actions taken. The Vice President shall, from time to time, adopt actuarial tables, methods, factors and assumptions for purposes of the Plan.

         10.03 - Authority of the Vice President of Human Resources.
         ----------------------------------------------------------
         The Vice President of Human Resources shall have full power and authority to adopt, modify and rescind any and all regulations necessary or appropriate for the administration of the Plan, and to make fair, equitable and nondiscriminatory rulings and decisions on any questions which may arise with respect to Participants and their Beneficiaries, payments and amounts of retirement and other benefits, and on any question concerning the construction or interpretation of the Plan. All such regulations, rulings and decisions of the Vice President made in good faith shall be consistent with the Plan and shall be final and binding as to all persons interested and as to all rights and obligations hereunder. The Vice President shall serve without compensation but shall be entitled to reimbursement from the Company for expenses of administering this

Plan, including, but not limited to, fees of accountants, actuaries, counsel, investment advisors and other specialists, and, to the extent permitted by ERISA, the Vice President shall be fully protected in any action or failure to act taken by the Vice President in good faith reliance upon the advice or opinions of such specialists. Nothing herein shall preclude the Company from indemnifying the Vice President or other fiduciary from any liabilities incurred by them in connection with the administration of this Plan or from purchasing insurance to provide for such indemnification.

                                   ARTICLE XI
                                   ----------

                 Amendment, Modification or Termination of Plan
                 ----------------------------------------------

         11.01 - Amendment or Modification of Plan.
         -----------------------------------------
         The Company, by its appropriate officers on its behalf, shall have the right, at any time and from time to time, to amend or modify the Plan by a written instrument executed on behalf of the Company by such officers; provided, however, that no amendment or modification shall have any adverse retroactive effect on or reduce the benefit accrued before the amendment by eliminating or reducing a retirement type subsidy or an early retirement benefit or eliminating an optional form of benefit, with respect to benefits accrued before such amendment, of any Executive Officer, Participant or Beneficiary unless the same shall be required by the Internal Revenue Service, or an officer or agent thereof, or unless the same shall be required to comply with the Act, the Internal Revenue Code or any other applicable law or laws.

         11.02 - Termination of the Plan.
         -------------------------------
         It is the expectation of the Company that it will continue the Plan indefinitely, but the continuance of the Plan is not a contractual obligation of the Company, or of any company, and is not in consideration of, an inducement to, or condition of the employment of any person. The Company reserves the right, by action of its Board of Directors, to terminate the Plan.

                                   ARTICLE XII
                                   -----------

                     Merger, Consolidation, etc. of the Plan
                     ---------------------------------------

         Any provision herein to the contrary notwithstanding, this Plan shall not be merged or consolidated with, nor shall any liabilities of this Plan be transferred to any other plan unless each Participant hereunder will be entitled to receive a benefit immediately after such merger, consolidation or transfer which shall be equal to or greater than the benefit the Participant would have been entitled to receive if this Plan had been terminated immediately prior to such merger, consolidation or transfer.

                                  ARTICLE XIII
                                  ------------

                            Miscellaneous Provisions
                            ------------------------

         13.01 - Inalienability.
         ----------------------
         No benefit or interest payable hereunder shall be alienated, disposed of, sold, assigned or in any manner encumbered by any Participant or Beneficiary.

         13.02 - Facility of Payment.
         ---------------------------
         Any payment which is otherwise required to be made to any person under a disability may, in the discretion of the Vice President of Human Resources, be made to or for the benefit of such person, notwithstanding such disability, to any guardian, conservator or trustee of such person, to any spouse, child, parent, other relative or any dependent of such person, or any one or more of them, or may be applied directly to others on behalf of such person, in such amount and to such of them as the Vice President may deem advisable. Any monthly installment of retirement benefits due at the death of a Participant which otherwise is required to be paid to the Participant's executor, Administrator or estate may, when authorized by the Vice President, be paid to such Participant's Beneficiary, or to the person designated by the decedent as beneficiary under any group insurance policy provided for the Participant by the

Company or to a surviving spouse, child, parent, relative, dependent or next of kin of the decedent.

         13.03 - Liability Limited.
         -------------------------
         No Participant or Beneficiary shall have any right or interest in this Plan, nor shall the Company, nor the Vice President of Human Resources nor any other officer, director or Executive Officer of the Company, have any liability or responsibility with respect to this Plan or under the Agreement, except as may be otherwise expressly provided herein, in the Agreement or by the Act.

         13.04 - Performance of Acts.
         ---------------------------
         Each Participant, Beneficiary or other person claiming any interest hereunder agrees to furnish such data, perform any and all other acts and to execute any and all applications or other documents as may be necessary or desirable for carrying out the intent of this Plan and as may be required by the Vice President of Human Resources.

         13.05 - Claims Procedure.
         ------------------------
         Claims for benefits under this Plan shall be filed by a Participant or Beneficiary or other claimant with the Vice President of Human Resources of the Company on forms to be supplied. Written notice of the disposition of the claim shall be furnished the Participant within 30 days of the filing of such claim. Any Participant, Beneficiary or other person claiming any interest hereunder who is denied, in whole or in part, a claim for benefits under this Plan shall be entitled, upon written request therefor to the Vice President, to receive in written form a clear and concise statement explaining the computation of such benefit or such other action under the Plan as to which such person shall object, together with an explanation of the claims review procedure as set forth in this Section 13.05 and any additional documents or information which may be necessary to perfect such person's claim. Within 60 days after receipt by such person of the statement and explanation described in the preceding sentence, such person, if desiring further consideration of the claim, shall file with the Vice President, in written form a statement in support of the position together with a request for reconsideration of such claim and, if desired, a request for hearing before the Vice President thereon. If requested, and if in the discretion of the Vice President, necessary or desirable, the Vice President shall schedule an opportunity for a full and complete hearing within 30 days after receipt of such request for reconsideration, and a final and binding decision shall be made within 30 days after the date of such hearing or within 30 days after the receipt of such request for reconsideration if no hearing shall be held. Such decision shall be communicated in writing to such person together with a statement of the reasons therefor.

         13.06 - Definitions.
         -------------------
         The terms used in this Plan, unless otherwise defined herein, have the same meaning and definition as those terms are used in the HCR Pension Plan.

         IN WITNESS WHEREOF, Health Care Retirement Corporation of America has caused this Amended and Restated Health Care and Retirement Corporation Senior Executive Retirement Plan, to be adopted and effective as of January 1, 1998.

                                            HEALTH CARE AND RETIREMENT
                                            CORPORATION OF AMERICA



                                            By: ____________________________
                                                    President

                                            Date: __________________________

ATTEST:

By: ________________________
        Secretary